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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 10, 1999


                                RSA SECURITY INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

 Delaware                            000-25120               04-2916506
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(State or other juris-              (Commission              (IRS Employer
diction of incorporation)            File Number)            Identification No.)



36 Crosby Drive, Bedford, MA                                       01730
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (781) 301-5000


                      Security Dynamics Technologies, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

     On July 14, 1999, the Board of Directors of RSA Security Inc. (formerly known as Security Dynamics Technologies, Inc.) (the "Company") approved the merger of its wholly owned subsidiary, RSA Data Security, Inc. ("RSA"), with and into the Company (the "Merger") and the change of the Company's corporate name to RSA Security Inc. On July 14, 1999, the Board of Directors and the sole stockholder of RSA approved the Merger by written action. On September 10, 1999, the Company filed a Certificate of Ownership and Merger with respect to the Merger with the office of the Secretary of State of the State of Delaware, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

     On September 13, 1999, the Company issued a press release relating to the Merger and the change of the Company's corporate name. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     Commencing on September 14, 1999, the Company's Common Stock, which currently is traded on the Nasdaq National Market under the symbol "SDTI," will trade under the new symbol "RSAS."

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Exhibit No.      Description
-----------      -----------

    2.1 Certificate of Ownership and Merger merging RSA Data Security, Inc. into Security Dynamics Technologies, Inc., as filed with the office of the Secretary of State of the State of Delaware on September 10, 1999.

    4.1 Specimen Certificate for shares of Common Stock, $.01 par value, of the Registrant.

    99.1 Press Release dated September 13, 1999 announcing the merger of RSA Data Security, Inc. into Security Dynamics Technologies, Inc. and the subsequent change of the corporate name of the Registrant to RSA Security Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 13, 1999                  RSA SECURITY INC.
                                          -----------------
                                          (Registrant)



                                          By: /s/ John F. Kennedy
                                              ----------------------------------
                                          Name:  John F. Kennedy
                                          Title: Chief Financial Officer and
                                                 Treasurer


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

    2.1 Certificate of Ownership and Merger merging RSA Data Security, Inc. into Security Dynamics Technologies, Inc., as filed with the office of the Secretary of State of the State of Delaware on September 10, 1999.

    4.1 Specimen Certificate for shares of Common Stock, $.01 par value, of the Registrant.

    99.1 Press Release dated September 13, 1999 announcing the merger of RSA Data Security, Inc. into Security Dynamics Technologies, Inc. and the subsequent change of the corporate name of the Registrant to RSA Security Inc.